Exhibit 99.1

HCC INSURANCE HOLDINGS REPORTS STRONG
SECOND QUARTER 2011 DESPITE CATASTROPHES

HOUSTON (August 2, 2011) . . .

HCC Insurance Holdings, Inc. (NYSE: HCC) today released results for its second quarter ended June 30, 2011.

Net earnings were $69.5 million for the second quarter of 2011, compared to $83.4 million for the second quarter of 2010.  Net earnings per diluted share were $0.61 for the second quarter of 2011, versus $0.72 for the same quarter of 2010.  Net earnings were $116.5 million for the first six months of 2011, or $1.02 per diluted share, compared to $154.7 million, or $1.34 per diluted share, for the same period of 2010.

The 2011 results include previously announced pretax net catastrophe losses of $21.9 million and $73.3 million for the second quarter and first six months of 2011, respectively, related to the 2011 catastrophes in Japan, New Zealand and the United States, which reduced net earnings by $0.13 and $0.42 per share in the respective periods. These catastrophe losses added 3.9 and 6.6 percentage points to the Company’s GAAP loss ratio for the second quarter and first six months of 2011, respectively, and 4.1 and 6.9 percentage points to its GAAP combined ratio for those same periods in 2011.

Book value per share increased to $29.65 at June 30, 2011, compared to $28.87 at March 31, 2011, representing a 2.7% increase in the second quarter of 2011.  The Company’s annualized return on average equity was 8.4% for the second quarter of 2011.

The Company repurchased 5.0 million shares of its common stock during the second quarter of 2011 for $161.4 million at an average cost of $32.06 per share.  As of June 30, 2011, the Company has repurchased 6.3 million shares for $201.6 million at an average cost of $31.78 per share under the Company’s $300.0 million buyback authorization announced on March 14, 2011.

The Company’s GAAP combined ratio was 89.2% for the second quarter of 2011, compared to 84.3% for the second quarter of 2010.  The GAAP combined ratio was 91.9% for the first half of 2011, versus 87.1% for the same period of 2010.

HCC had net adverse loss development of $13.3 million in the second quarter of 2011, compared to net favorable development of $2.8 million in the same quarter of 2010, and net adverse development of $22.3 million for the first six months of 2011, versus $2.2 million in the same period of 2010.

The Company’s current accident year net loss ratio was 63.9% and its accident year combined ratio was 89.8% for the first six months of 2011.

“We are pleased with our underwriting results despite another heavy quarter of catastrophes for the entire industry.  HCC delivered another solid quarter with strong overall underwriting profitability, excluding the impact of catastrophe losses, at or ahead of our expectations.  And although worldwide industry catastrophe losses continue to be significant, HCC’s after-tax losses for all such events in 2011 represent 1.4% of our shareholders’ equity at December 31, 2010, which is within both our expectations and our reinsurance programs,” said John N. Molbeck, Jr., HCC’s Chief Executive Officer.

Gross written premium increased 7% to $742.1 million for the second quarter of 2011, compared to $691.6 million for the second quarter of 2010.  Net written premium increased 12% to $609.9 million for the second quarter of 2011, versus $546.8 million for the same quarter of 2010.  Net earned premium increased 4% to $524.3 million for the second quarter of 2011, compared to $506.4 million for the same quarter of 2010.

Gross written premium increased 6% to $1.4 billion for the first six months of 2011, compared to $1.3 billion for the same period of 2010.  Net written premium increased 10% to $1.1 billion for the first half of 2011, versus $1.0 billion for the same period of 2010.  Net earned premium was $1.0 billion for the first six months of 2011, representing a slight increase compared to the same period of 2010.

Investment income increased to $52.4 million in the second quarter of 2011, compared to $50.2 million in the same quarter of 2010.  Investment income increased to $104.0 million in the first six months of 2011, compared to $99.5 million in the same period of 2010.  The Company’s fixed income securities portfolio increased 11% to $5.6 billion at June 30, 2011, from $5.1 billion at June 30, 2010.  The Company’s total investments, including its fixed income securities portfolio and short-term investments, increased 5% to $5.8 billion at June 30, 2011 from $5.6 billion at June 30, 2010.

As of June 30, 2011, HCC’s fixed income securities portfolio had an average rating of AA+, with a duration of 5.3 years and an average long-term tax equivalent yield of 4.8%.  In addition, HCC’s total investments had an average combined duration of 5.1 years.

The Company’s liquidity position remains strong with $281.7 million of cash and short-term investments and $492.1 million of available capacity under its $600.0 million revolving loan facility at June 30, 2011.  The Company generated $121.8 million of cash flow from operating activities in the first half of 2011, compared to $139.3 million in the same period of 2010.  The Company’s 2011 operating cash flow was reduced by payments of $33.6 million for commutations of certain reserves in its Exited Lines.

2

As of June 30, 2011, total assets were $9.5 billion, shareholders’ equity was $3.3 billion and the Company’s debt to total capital ratio was 10.7%.

For further information about HCC’s 2011 second quarter earnings results, see the supplemental financial schedules that are accessible on HCC’s website at http://www.hcc.com, as well as directly in the Investor Relations section of HCC’s website at http://ir.hcc.com.

(Note: If clicking on the above links does not open in a new web page, please cut and paste the above URLs into your browser’s address bar.)

HCC will hold an open conference call beginning at 8:00 a.m. Central Daylight Time on Wednesday, August 3.  To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-0161.  There will also be a live webcast available on a listen-only basis that can be accessed through the HCC website at http://www.hcc.com.  The webcast replay will be archived in the Investor Relations section of the HCC website through Friday, November 4, 2011.

Headquartered in Houston, Texas, HCC Insurance Holdings, Inc. is a leading international specialty insurance group with offices across the United States and in the United Kingdom, Spain and Ireland.  HCC’s major domestic and international insurance companies have financial strength ratings of “AA (Very Strong)” from Standard & Poor’s Corporation, “A+ (Superior)” from A.M. Best Company Inc., “AA (Very Strong)” from Fitch Ratings, and “A1 (Good Security)” from Moody’s Investors Service, Inc.

For more information about HCC, please visit http://www.hcc.com.

Contact:	Doug Busker, Director of Investor Relations
HCC Insurance Holdings, Inc.
Telephone: (713) 996-1192

Forward-looking statements contained in this press release are made under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties.  The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.

*    *    *    *    *

3

HCC Insurance Holdings, Inc. and Subsidiaries

Financial Highlights

(Unaudited, in thousands except per share data)

	Six months ended		Three months ended
	June 30,		June 30,
	2011	2010	2011	2010

Gross written premium	$1,391,290	$1,314,074	$742,082	$691,578

Net written premium	1,148,757	1,045,053	609,873	546,802

Net earned premium	1,032,731	1,015,972	524,251	506,385

Net investment income	104,017	99,466	52,422	50,217

Other operating income	14,796	27,147	7,475	9,206

Total revenue	1,148,560	1,149,425	584,852	568,123

Net earnings	116,468	154,734	69,478	83,380

Earnings per share (diluted)	$1.02	$1.34	$0.61	$0.72

Weighted-average shares outstanding (millions)	112.9	114.1	111.8	114.2

GAAP net loss ratio	66.0%	61.6%	63.8%	59.0%

GAAP combined ratio	91.9%	87.1%	89.2%	84.3%

Paid loss ratio	61.5%	56.4%	64.5%	52.5%

	June 30,	December 31,
	2011	2010

Total investments	$5,835,203	$5,687,095

Total assets	9,475,126	9,064,082

Shareholders’ equity	3,269,694	3,296,432

Debt to total capital ratio	10.7%	8.3%

Book value per share	$29.65	$28.67

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Balance Sheets

(Unaudited, in thousands)

	June 30,	December 31,
	2011	2010
ASSETS

Investments:
Fixed income securities - available for sale, at fair value	$5,434,761	$4,999,440
Fixed income securities - held to maturity, at amortized cost	173,993	193,668
Short-term investments	194,507	488,002
Other investments	31,942	5,985
Total investments	5,835,203	5,687,095
Cash	87,242	97,857
Restricted cash	230,532	148,547
Premium, claims and other receivables	716,463	635,867
Reinsurance recoverables	1,103,855	1,006,855
Ceded unearned premium	242,599	278,663
Ceded life and annuity benefits	57,604	58,409
Deferred policy acquisition costs	229,248	212,786
Goodwill	842,056	821,648
Other assets	130,324	116,355

Total assets	$9,475,126	$9,064,082

LIABILITIES

Loss and loss adjustment expense payable	$3,655,944	$3,471,858
Life and annuity policy benefits	57,604	58,409
Reinsurance, premium and claims payable	327,180	345,730
Unearned premium	1,110,638	1,045,877
Deferred ceding commissions	67,015	72,565
Notes payable	393,714	298,637
Accounts payable and accrued liabilities	593,337	474,574

Total liabilities	6,205,432	5,767,650

SHAREHOLDERS’ EQUITY

Common stock	122,594	120,942
Additional paid-in capital	995,053	954,332
Retained earnings	2,341,736	2,257,895
Accumulated other comprehensive income	145,887	97,186
Treasury stock	(335,576)	(133,923)

Total shareholders’ equity	3,269,694	3,296,432

Total liabilities and shareholders’ equity	$9,475,126	$9,064,082

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Statements of Earnings

(Unaudited, in thousands except per share data)

	Six months ended		Three months ended
	June 30,		June 30,
	2011	2010	2011	2010

REVENUE

Net earned premium	$1,032,731	$1,015,972	$524,251	$506,385
Net investment income	104,017	99,466	52,422	50,217
Other operating income	14,796	27,147	7,475	9,206
Net realized investment gain	495	6,840	1,054	2,315
Other-than-temporary impairment credit losses	(3,479)	—	(350)	—

Total revenue	1,148,560	1,149,425	584,852	568,123

EXPENSE

Loss and loss adjustment expense, net	681,868	625,507	334,282	298,986
Policy acquisition costs, net	167,861	161,330	84,483	81,632
Other operating expense	128,060	129,183	63,748	62,515
Interest expense	10,987	10,627	5,434	5,237

Total expense	988,776	926,647	487,947	448,370

Earnings before income tax expense	159,784	222,778	96,905	119,753
Income tax expense	43,316	68,044	27,427	36,373

Net earnings	$116,468	$154,734	$69,478	$83,380

Basic earnings per share data:
Net earnings per share	$1.02	$1.34	$0.61	$0.72

Weighted-average shares outstanding (millions)	112.6	113.8	111.4	113.9

Diluted earnings per share data:
Net earnings per share	$1.02	$1.34	$0.61	$0.72

Weighted-average shares outstanding (millions)	112.9	114.1	111.8	114.2

Cash dividends declared, per share	$0.290	$0.270	$0.145	$0.135

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Six months ended
	June 30,
	2011	2010

Operating activities
Net earnings	$116,468	$154,734
Adjustments to reconcile net earnings to net cash provided by operating activities:
Change in premium, claims and other receivables	(103,245)	(79,735)
Change in reinsurance recoverables	(84,728)	(60,013)
Change in ceded unearned premium	36,870	(4,630)
Change in loss and loss adjustment expense payable	147,870	99,370
Change in unearned premium	63,015	32,541
Change in reinsurance, premium and claims payable, excluding restricted cash	(30,413)	12,380
Change in accounts payable and accrued liabilities	(19,426)	(15,389)
Stock-based compensation expense	7,137	6,937
Depreciation and amortization expense	8,769	8,249
(Gain) loss on investments	2,984	(7,329)
Other, net	(23,517)	(7,789)
Cash provided by operating activities	121,784	139,326

Investing activities
Sales of available for sale fixed income securities	246,331	133,856
Maturity or call of available for sale fixed income securities	285,637	260,053
Maturity or call of held to maturity fixed income securities	24,932	25,253
Cost of available for sale fixed income securities acquired	(835,368)	(703,341)
Cost of held to maturity fixed income securities acquired	—	(96,383)
Cost of other investments acquired	(27,784)	—
Change in short-term investments	292,365	320,927
Payments for purchase of businesses, net of cash received	(1,892)	(36,348)
Proceeds from sale of subsidiaries and other investments	944	19,855
Other, net	(11,886)	(9,405)
Cash used by investing activities	(26,721)	(85,533)

Financing activities
Advances on line of credit	95,000	—
Payments on convertible notes	—	(64,472)
Sale of common stock	35,236	10,143
Purchase of common stock	(200,302)	(472)
Dividends paid	(33,305)	(30,983)
Other, net	(2,307)	(13,307)
Cash used by financing activities	(105,678)	(99,091)

Net decrease in cash	(10,615)	(45,298)
Cash at beginning of year	97,857	129,460

Cash at end of year	$87,242	$84,162

HCC Insurance Holdings, Inc. and Subsidiaries

Gross Written Premium

(Unaudited, in thousands)

	Six months ended June 30,			Three months ended June 30,
	2011	2010	Change	2011	2010	Change

U.S. Property & Casualty
Aviation	$79,056	$76,908	3%	$37,608	$39,387	(5)%
E&O	36,998	44,298	(16)	17,305	20,707	(16)
Public Risk	34,298	34,691	(1)	16,845	17,979	(6)
Other	115,159	113,232	2	64,203	53,434	20
	265,511	269,129	(1)	135,961	131,507	3

Professional Liability
U.S. D&O	200,661	220,144	(9)	123,470	133,272	(7)
International D&O	61,611	49,372	25	37,682	28,519	32
	262,272	269,516	(3)	161,152	161,791	—

Accident & Health
Medical Stop-loss	351,154	323,558	9	176,197	161,792	9
Other	46,669	49,850	(6)	25,326	27,438	(8)
	397,823	373,408	7	201,523	189,230	6

U.S. Surety & Credit
Surety	86,962	88,700	(2)	45,257	47,754	(5)
Credit	26,991	28,470	(5)	14,925	15,395	(3)
	113,953	117,170	(3)	60,182	63,149	(5)

International
Energy	96,381	80,322	20	80,078	63,740	26
Property Treaty	104,115	55,095	89	32,296	17,465	85
Liability	48,071	49,037	(2)	23,953	21,090	14
Surety & Credit	47,189	40,245	17	20,516	18,940	8
Other	55,825	58,079	(4)	26,390	24,201	9
	351,581	282,778	24	183,233	145,436	26

Exited Lines	150	2,073	nm	31	465	nm

Totals	$1,391,290	$1,314,074	6%	$742,082	$691,578	7%

nm - Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries

Net Written Premium

(Unaudited, in thousands)

	Six months ended June 30,			Three months ended June 30,
	2011	2010	Change	2011	2010	Change

U.S. Property & Casualty
Aviation	$59,085	$53,750	10%	$31,691	$27,729	14%
E&O	36,586	44,237	(17)	17,020	20,707	(18)
Public Risk	26,396	23,650	12	13,144	14,445	(9)
Other	58,369	41,830	40	31,859	20,340	57
	180,436	163,467	10	93,714	83,221	13

Professional Liability
U.S. D&O	153,692	159,011	(3)	94,081	96,630	(3)
International D&O	36,956	19,814	87	22,776	11,321	101
	190,648	178,825	7	116,857	107,951	8

Accident & Health
Medical Stop-loss	351,056	323,558	8	176,147	161,792	9
Other	46,444	49,661	(6)	25,248	27,344	(8)
	397,500	373,219	7	201,395	189,136	6

U.S. Surety & Credit
Surety	82,743	85,310	(3)	42,985	45,925	(6)
Credit	22,358	22,249	—	12,409	14,215	(13)
	105,101	107,559	(2)	55,394	60,140	(8)

International
Energy	62,897	47,465	33	57,845	37,623	54
Property Treaty	86,126	49,046	76	24,966	13,789	81
Liability	44,433	45,747	(3)	22,073	19,570	13
Surety & Credit	43,466	36,673	19	18,708	17,037	10
Other	38,000	42,188	(10)	18,890	18,072	5
	274,922	221,119	24	142,482	106,091	34

Exited Lines	150	864	nm	31	263	nm

Totals	$1,148,757	$1,045,053	10%	$609,873	$546,802	12%

nm -  Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries

Net Earned Premium

(Unaudited, in thousands)

	Six months ended June 30,			Three months ended June 30,
	2011	2010	Change	2011	2010	Change

U.S. Property & Casualty
Aviation	$54,600	$58,298	(6)%	$27,318	$29,355	(7)%
E&O	38,357	51,066	(25)	18,800	24,834	(24)
Public Risk	23,179	22,926	1	11,927	11,436	4
Other	43,039	41,335	4	20,876	19,070	9
	159,175	173,625	(8)	78,921	84,695	(7)

Professional Liability
U.S. D&O	180,254	192,379	(6)	90,279	95,667	(6)
International D&O	22,920	25,774	(11)	12,145	12,334	(2)
	203,174	218,153	(7)	102,424	108,001	(5)

Accident & Health
Medical Stop-loss	351,056	323,558	8	176,147	161,792	9
Other	49,601	50,929	(3)	25,970	25,911	—
	400,657	374,487	7	202,117	187,703	8

U.S. Surety & Credit
Surety	80,809	79,548	2	40,148	39,531	2
Credit	20,594	19,072	8	9,891	12,340	(20)
	101,403	98,620	3	50,039	51,871	(4)

International
Energy	28,683	26,789	7	16,634	10,602	57
Property Treaty	37,965	15,609	143	21,961	8,855	148
Liability	39,898	40,549	(2)	19,966	19,777	1
Surety & Credit	36,057	35,884	—	18,683	17,695	6
Other	25,561	31,101	(18)	13,473	16,836	(20)
	168,164	149,932	12	90,717	73,765	23

Exited Lines	158	1,155	nm	33	350	nm

Totals	$1,032,731	$1,015,972	2%	$524,251	$506,385	4%

nm - Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries

Net Investment Income and Unrealized Gain

(Unaudited, in thousands)

	Six months ended		Three months ended
	June 30,		June 30,
	2011	2010	2011	2010

Sources of net investment income:

Fixed income securities
Taxable	$54,219	$54,803	$27,124	$27,935
Exempt from U.S. income taxes	49,826	44,277	24,915	22,546
Total fixed income securities	104,045	99,080	52,039	50,481
Short-term investments	321	360	165	170
Other	2,030	2,042	1,388	534
Total investment income	106,396	101,482	53,592	51,185
Investment expense	(2,379)	(2,016)	(1,170)	(968)

Net investment income	$104,017	$99,466	$52,422	$50,217

Unrealized gain on available for sale fixed income securities:

Increase in unrealized gain for period, before tax	$59,409	$68,632	$77,623	$61,060

Unrealized gain at:

June 30, 2011	$194,043

March 31, 2011	$116,420

December 31, 2010	$134,634

HCC Insurance Holdings, Inc. and Subsidiaries

Net Loss Ratios

(Unaudited, in thousands)

	Six months ended		Six months ended
	June 30, 2011		June 30, 2010
	Net earned	Loss	Net earned	Loss
	premium	ratio	premium	ratio
U.S. Property & Casualty
Aviation	$54,600	63.7%	$58,298	59.3%
E&O	38,357	57.3	51,066	62.8
Public Risk	23,179	66.9	22,926	69.6
Other	43,039	46.8	41,335	48.9
	159,175	58.1	173,625	59.2

Professional Liability
U.S. D&O	180,254	69.3	192,379	61.0
International D&O	22,920	57.2	25,774	60.5
	203,174	67.9	218,153	60.9

Accident & Health
Medical Stop-loss	351,056	74.0	323,558	73.9
Other	49,601	64.2	50,929	67.4
	400,657	72.8	374,487	73.1

U.S. Surety & Credit
Surety	80,809	25.3	79,548	25.3
Credit	20,594	44.9	19,072	40.7
	101,403	29.3	98,620	28.3

International
Energy	28,683	59.8	26,789	35.9
Property Treaty	37,965	103.4	15,609	103.5
Liability	39,898	51.2	40,549	55.1
Surety & Credit	36,057	41.2	35,884	38.4
Other	25,561	151.3	31,101	72.2
	168,164	77.5	149,932	56.3

Exited Lines	158	nm	1,155	nm

Totals	$1,032,731	66.0%	$1,015,972	61.6%

nm - Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries

Catastrophe Loss History

(Unaudited, in millions)

Year	Key Catastrophes	Gross (a)	Net (a)

2011	Japan earthquake/tsunami, New Zealand earthquake and United States tornados	$120	$73

2010	Chile and New Zealand earthquakes and Deepwater Horizon rig disaster	77	26

2008	Hurricanes Gustav and Ike	85	8

2005	Hurricanes Katrina, Rita and Wilma	385	58

2004	Hurricanes Charley, Francis, Ivan and Jeanne	73	22

2001	9/11 terrorist attack	119	35

1994	Northridge earthquake	5	1

1992	Hurricane Andrew (b)	NA	1

(a)          Represents pretax recorded losses from date of event through June 30, 2011. Net losses are  net of reinsurance and include reinstatement premiums.

(b)         Gross loss is not available.